WILLIAM BLAIR FUNDS

William Blair Global Leaders Fund

(the “Fund”)

Supplement dated February 5, 2026 to the Fund’s Summary Prospectus dated May 1, 2025 and the Prospectus dated May 1, 2025, as supplemented

Effective immediately:

1.	The information below replaces similar disclosure in the “Management” section of the Fund’s Summary Prospectus and the “Summary – Management” section of the Prospectus as follows:

Portfolio Managers. Hugo Scott-Gall, a Partner of the Adviser, and Chandan Khanna, an Associate of the Adviser, co-manage the Fund. Mr. Scott-Gall has co-managed the Fund since 2021. Mr. Khanna has co-managed the Fund since 2025.

2.	Corresponding changes are made in the Prospectus under “Management of the Funds – Portfolio Management.”

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement for future reference.